Sub-Item 77Q1: Exhibits

(a) Amended Schedule A to Agreement and Declaration of
Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission in the Trust's Post-Effective Amendment
No. 12 to the Registration Statement on Form N-1A filed on June 12, 2009.